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                                                                Exhibit 10.41(a)

                               AMENDMENT AGREEMENT

         THIS AMENDMENT AGREEMENT (this "Agreement") is made and entered into as of the 16th day of February, 2001, by and between COGENTRIX ENERGY, INC., a North Carolina corporation (the "Company"), and MARK F. MILLER, a resident of Cornelius, North Carolina (the "Employee").

                              Statement of Purpose

         The Company and the Employee are parties to an Amended and Restated Employment Agreement dated as of May 1, 1997, and amended on August 14, 2000, covering the terms and conditions of the Employee's employment with the Company (as amended, the "Employment Agreement"). The Company and the Employee desire to amend the Employment Agreement in certain respects, and this Agreement sets forth such amendments.

         NOW, THEREFORE, in consideration of the Statement of Purpose and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Sub-Section 4.3.2 of the Employment Agreement is hereby amended by deleting said sub-Section 4.3.2 in its entirety and by substituting in lieu thereof the following new sub-Section 4.3.2:

                  "4.3.2 In the event the Employee's employment is terminated by the Company other than for "cause":

                           (a) the Company  shall pay to the  Employee in a lump
                  sum cash payment within thirty days after such termination the following amounts:

                                    (i) the Acceleration Payment;

                                    (ii) an amount equal to the product of (A)
                           the number of months and portions thereof constituting the Severance Term divided by twelve times (B) the Annual Severance Amount;

                                    (iii) an amount equal to the product of (A)
                           the number of months and portions thereof constituting the Severance Term divided by twelve times (B) the Annual Severance Benefits Cost; and

                                    (iv) an amount such that after payment by
                           the Employee of all taxes on the amount described in
                           Section 4.3.2(a)(iii), the Employee retains an amount equal to such amount described in Section 4.3.2(a)(iii); and


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                           (b) to the extent not theretofore paid or provided,
                 the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company through the date of such termination."

         2. Sub-Section 4.4 of the Employment  Agreement is hereby  redesignated
4.6 and the remaining provisions of said sub-Section are amended as follows:

         (a) the current caption for said sub-Section is hereby amended by deleting said caption in its entirety and by substituting in lieu thereof "Definitions";

         (b) the introductory clause in said sub-Section ["4.4.1 Definitions. For purposes of this Section 4.4, the following terms shall have the respective meanings set forth below:"] is hereby amended by deleting said clause in its entirety and by substituting in lieu thereof the following:

                           "For purposes of this Section 4, the following terms shall have the respective meanings set forth below:";

         (c) paragraphs (b), (e), (f) and (g) of said sub-Section are hereby amended by deleting said paragraphs in their entirety and by substituting in lieu thereof the following new paragraphs:

                                    "(b) "Acceleration Payment" means an amount
                           in cash equal to the value of (i) any Base Salary, Bonus, Incentive Bonus or Profit Sharing accrued but unpaid prior to the date of termination, (ii) any vacation accrued but unused prior to the date of termination and (iii) all stock options, restricted stock awards, stock appreciation rights and any other similar Company capital-stock based compensation awards (whether vested or not vested) that have been granted or awarded to the Employee prior to the date of termination.

                           .  .  .  .

                                    (e) "Annual Severance Amount" means the sum
                           of (i) the highest Base Salary that was paid or payable to the Employee at any time prior to the termination of the Employee's employment, (ii) the average Bonus Earned by the Employee for the three fiscal years immediately prior to the fiscal year of the termination of the Employee's employment, (iii) the average Incentive Bonus Earned by Employee for the three fiscal years immediately prior to the fiscal year of the termination of the Employee's



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                           employment and (iv) the average Plan Distribution
                           Earned by the Employee for the three fiscal years immediately prior to the fiscal year of the termination of the Employee's employment.

                                    (f) "Annual Severance Benefits Cost" means
                           the actual cost to the Employee of procuring and maintaining benefits that are substantially equivalent to the benefits described in Sections 3.5 and 3.9 of this Agreement for the one year period following the termination of the Employee's employment.

                                    (g) "Severance Term" means (i) with respect
                           to a termination of the Employee's employment by the Company other than for "cause", the remainder of the Term as if the Employee's employment had not been terminated and (ii) with respect to a termination of the Employee's employment by the Employee for good reason, the longer of (A) five (5) years or (B) the remainder of the Term as if the Employee's employment had not been terminated";

         (d) the following new paragraphs (h) and (i) are added immediately following paragraph (g) of said sub-Section:

                                    "(h) "Earned" for a fiscal year means the
                           Bonus, Incentive Bonus or Plan Distribution paid or payable to the Employee for services rendered by the Employee to the Company during such fiscal year irrespective of when the Bonus, Incentive Bonus or Plan Distribution is actually paid to the Employee.

                                    (i) "Code" means the  Internal  Revenue Code
                           of 1986."; and

         (e) the final two paragraphs [captioned "4.4.2" and "4.4.3"] of said sub-Section are deleted in their entirety.

         3. Section 4.5 of the Employment Agreement is hereby deleted in its entirety.

         4. The following two new sub-Sections 4.4 and 4.5 are inserted immediately following sub-Section 4.3 of the Employment Agreement:

                  "4.4 Termination by the Employee.

                  4.4.1 The Employee may terminate his employment for "good reason" immediately upon written notice to the Company. If, during the Term, the Employee so terminates his employment for good reason:



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                           (a) the Company shall pay to the Employee in a lump
                  sum cash payment within thirty days after such termination the following amounts:

                                    (i) the Acceleration Payment;

                                    (ii) an amount equal to the product of (A)
                           the number of months and portions thereof constituting the Severance Term divided by twelve times (B) the Annual Severance Amount;

                                    (iii) an amount equal to the product of (A)
                           the number of months and portions thereof constituting the Severance Term divided by twelve times (B) the Annual Severance Benefits Cost; and

                                    (iv) an amount such that after payment by
                           the Employee of all taxes on the amount described in
                           Section 4.4.1(a)(iii), the Employee retains an amount equal to such amount described in Section 4.4.1(a)(iii); and

                           (b) to the extent not theretofore paid or provided,
                  the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company through the date of such termination.

                  4.4.2 Upon 90 days' prior written notice, the Employee may terminate his employment with the Company other than for good reason. If the Employee voluntarily terminates his employment with the Company other than for good reason, no further payment shall be due the Employee pursuant to Section 3 above (other than payments for accrued and unpaid Base Salary and expenses incurred but not repaid to the Employee, in each case prior to such termination and such amounts as may be payable under the provisions of the profit sharing and Incentive Bonus plans).

                  4.5 Additional Severance Payment by the Company. In the event any payment, benefit or distribution made or provided by the Company to or for the benefit of the Employee (whether paid or provided pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payment required under this Section 4.5) (a "Payment") is ever determined to be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, the "Excise Tax"), then the Employee shall be entitled to receive an additional payment from the Company



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         (the "Gross-Up Payment") in an amount such that after payment by the
         Employee of all taxes (including any interest or penalties imposed with respect to such taxes and any income taxes and Excise Tax imposed upon the Gross-Up Payment), the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed on the Payment."

         5. Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                      COGENTRIX ENERGY, INC.



                                      By:
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                                          David J. Lewis,
                                          Chairman and Chief Executive Officer




                                      ----------------------------------------
                                      Mark F. Miller



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